As filed with the Securities and Exchange Commission on January 9, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 E Wisconsin Avenue, Fl 4
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2012

Date of reporting period:  October 31, 2012

Item 1. Reports to Stockholders.

Becker Value Equity Fund

Retail Class: BVEFX
Institutional Class: BVEIX

Annual Report

October 31, 2012

TABLE OF CONTENTS

Shareholder Letter	1
Investment Results & Returns - Retail Class	4
Investment Results & Returns - Institutional Class	5
Expense Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Approval of Investment Advisory Agreement	25
Trustees and Executive Officers	28
Additional Information	31
Privacy Notice	32

Becker Value Equity Fund

December 2012

Dear Shareholders,

Equity market results have shown a continuation of the uptrend dating back to March 2009, as measured by the Russell 1000 Value and S&P 500 indices.  For its fiscal year ending October 31st, 2012, the Becker Value Equity Fund (The “Fund”) gained 12.64%, trailing the Russell 1000 Value and S&P 500 indices, which returned 16.89% and 15.21%, respectively.

Equity markets have been rising despite slowing global economic growth, a prolonged recession in Europe, and the so-called “fiscal cliff.” Expectations for US corporate revenue and operating earnings growth has been ratcheted down to what appears to be reasonable levels given current economic activity.  Corporate America remains cautious given legislative uncertainty, while consumer confidence is, somewhat surprisingly, on the upswing.

Stock market performance has been good despite tepid economic growth and stubbornly high unemployment.  The primary accelerant of stock price has been repeated assurances by our Federal Reserve and foreign central banks that stimulative policies will continue.  Aggressive monetary policy, executed through the series of quantitative easing programs, have been enormously beneficial to stock valuations.  As Government sponsored monetary stimulus programs wane, equity markets weaken only to reverse when a new program is initiated.  Importantly, each subsequent stimulus program appears to be providing less economic invigoration.  And, with the fiscal cliff looming, the Federal Reserve has fewer rabbits to pull from its hat.  A domestic recession, while not imminent, could be lying in the weeds.

A review of your Fund’s past year performance indicates that both sector weighting and individual stock selection decisions impacted results versus the Russell 1000 Value Index.  The Fund’s investment in what we believe are high quality, conservative financial stocks proved a drag on relative returns as investors rotated into higher risk names in the sector.  In addition, our lack of exposure to retail stocks, which we believed to be over-valued, hurt relative returns.  Conversely, the technology company holdings, especially Visa and Harris Corp., augmented returns as did our underweight in the poorly performing utility sector.

We continue to focus our efforts on what we believe are high quality, attractively valued companies with strong balance sheets that may be able to provide positive returns on invested capital in a wide range of global economic environments.  The Fund established positions in several new names toward the end of the fiscal year, including Teck Resources, a Canadian metallurgical coal company.  Teck is one of the lowest cost producers of high quality coal used in steel production.  Historical solid free cash flow, a strong balance sheet and a valuation in the lowest quartile of its 6 year historic range due to macro concerns, particularly regarding infrastructure growth in China, give this new holding tremendous appreciation potential.

Becker Value Equity Fund

In addition, the Fund initiated a position in Corning, one of the world’s largest glass companies.  Again, a very strong global franchise, low cost and high cash flow generating business selling at a single digit price-to-earnings (P/E), a discount to book value and an EV/EBITDA in the lowest quartile of its historic trading range.  We took profits in Amgen, Target, WalMart and Time Warner, among others, given their strong relative performance in the second half of the fiscal year.  Economic and market risks remain high as we move into 2013, following strong equity market year-to-date performance and uncertainty surrounding global economic growth and its impact on corporate profitability.

Sincerely,

Robert N. Schaeffer	Marian Kessler
Portfolio Manager	Portfolio Manager
Becker Capital Management, Inc.	Becker Capital Management, Inc.

Mutual fund investing involves risk; Principal loss is possible.  Small and mid capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.  The Fund invests in foreign securities through ADRs which may involve political, economic and currency risks, greater volatility and differences in accounting methods.  The value of the Fund’s investments in REIT’s may change in response to changes in the real estate market.

This report is intended for shareholders and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Opinions expresses are subject to change at any time and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of fund holdings. Past performance is no guarantee of future results.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.  The performance of the Index does not reflect deductions for fees, expenses, or taxes.  Index is not available for purchase.

Becker Value Equity Fund

S&P 500 Index is an unmanaged index which includes a representative sample of 500 leading companies in leading industries of the U.S. economy.  Index is not available for purchase.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Price-to-Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings.

EV/EBITDA is a financial ratio that measures a company’s return on investment.

Book Value is the net asset value of a company, calculated by total assets minus intangible assets and liabilities.

Quasar Distributors, LLC, Distributor

Becker Value Equity Fund

INVESTMENT RESULTS (Unaudited)

Average Annual Returns for the periods ended October 31, 2012

	One Years	Five Years	Since Inception (November 3, 2003

Becker Value Equity Fund, Retail Class	12.64%	1.10%	6.45%
Russell 1000 Value Index	16.89%	-1.00%	5.65%
S&P 500 Index	15.21%	0.36%	5.38%

This chart illustrates the performance of a hypothetical $10,000 investment made on November 3, 2003, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

The Russell 1000 Value Index and S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.  The Indices returns do not include expenses, which have been deducted from the Fund’s return.  These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized.

Becker Value Equity Fund

INVESTMENT RESULTS (Unaudited)

Average Annual Returns for the periods ended October 31, 2012

	One Years	Since Inception (September 2, 2011

Becker Value Equity Fund, Institutional Class	12.87%	16.86%
Russell 1000 Value Index	16.89%	21.63%
S&P 500 Index	15.21%	19.80%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 2, 2011, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

The Russell 1000 Value Index and S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.  The Indices returns do not include expenses, which have been deducted from the Fund’s return.  These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized.

Becker Value Equity Fund

SECTOR ALLOCATION at October 31, 2012 (Unaudited)

Sector Allocation % of Net Assets
Health Care	14.3%
Energy	13.7%
Industrials	13.7%
Financials	12.7%
Consumer Staples	12.6%
Information Technology	10.8%
Consumer Discretionary	9.2%
Telecommunication	3.7%
Utilities	2.7%
Materials	2.2%
Cash*	4.4%
Net Assets	100.0%

*	Represents short-term investments and other assets in excess of liabilities.

EXPENSE EXAMPLE For the Six Months Ended October 31, 2012 (Unaudited)

As a shareholder of the Becker Value Equity Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012) for the Fund.

Actual Expenses
The first line of the table provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example.  The example includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Becker Value Equity Fund

EXPENSE EXAMPLE For the Six Months Ended October 31, 2012 (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	5/1/2012	10/31/2012	5/1/2012 – 10/31/2012*
Retail Class Actual	$1,000	$1,011	$4.70
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.72
Institutional Class Actual	$1,000	$1,012	$3.44
Hypothetical (5% return
before expenses)	$1,000	$1,022	$3.46

* The calculations are based on expenses incurred during the most recent six-month period for Becker Value Equity Fund.  The annualized expense ratios (excluding AFFE) for the period for the Fund’s Retail Class and Institutional Class were 0.93% and 0.68%, respectively.  The dollar amounts shown as expenses paid for Becker Value Equity Fund are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the fiscal year.

Becker Value Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2012

Shares		Value
COMMON STOCKS: 95.6%
Consumer Discretionary: 9.2%
79,500	Honda Motor
	Ltd -ADR	$2,397,720
205,600	Staples, Inc.	2,367,484
52,500	Time Warner, Inc.	2,281,125
104,370	Johnson
	Controls, Inc.	2,687,528
260,000	Southwest
	Airlines Co.	2,293,200
22,500	Target Corp.	1,434,375
		13,461,432
Consumer Staples: 12.6%
112,250	Archer Daniels
	Midland Co.	3,012,789
46,000	Bunge Limited	3,267,379
41,190	Hormel
	Foods Corp.	1,216,341
102,200	Conagra
	Foods, Inc.	2,845,248
61,825	Molson Coors
	Brewing Co.	2,667,131
17,505	Nestle SA -ADR	1,108,767
81,000	Walgreen Co.	2,853,630
19,090	Wal-Mart
	Stores, Inc.	1,432,132
		18,403,417
Energy: 13.7%
24,275	Chevron Corp.	2,675,347
38,500	ConocoPhillips	2,227,225
50,625	Devon Energy
	Corp.	2,946,881
23,975	Diamond Offshore
	Drilling, Inc.	1,660,029
32,300	Helmerich &
	Payne, Inc.	1,543,940
39,135	Murphy Oil Corp.	2,348,100
35,710	Phillips 66	1,684,083
40,000	Royal Dutch
	Shell -ADR	2,739,200
31,000	Schlumberger Ltd	2,155,430
		19,980,235
	Financials: 12.7%
38,900	Allstate Corp.	$1,555,222
16,000	BlackRock, Inc.	3,034,880
17,600	Chubb Corp.	1,354,848
150,000	Morgan Stanley	2,607,000
52,500	U.S. Bancorp	1,743,525
76,060	JP Morgan
	Chase & Co.	3,170,181
49,300	PNC Financial
	Services Group,
	Inc.	2,868,767
50,200	State Street Corp.	2,237,414
		18,571,837
	Health Care: 14.3%
38,900	Aetna, Inc.	1,699,930
31,500	Amgen, Inc.	2,726,168
43,280	Becton Dickinson
	& Co.	3,275,430
217,000	Boston Scientific
	Corp.*	1,115,380
42,015	Covidien Plc	2,308,724
61,085	Hospira, Inc.*	1,874,699
28,000	Mckesson Corp.	2,612,680
67,500	Merck & Co. Inc.	3,080,025
37,015	Zimmer
	Holdings, Inc.	2,376,733
		21,069,769
	Industrials: 13.7%
32,200	3M Co.	2,820,720
21,500	The ADT
	Corporation*	892,465
30,999	Dun & Bradstreet
	Corp.	2,512,159
47,040	Emerson
	Electric Co.	2,278,147
20,820	FedEx Corp.	1,915,232
139,460	General
	Electric Co.	2,937,028
33,070	L-3
	Communications
	Holdings, Inc.	2,440,566
10,317	Pentair Ltd	435,790
46,000	Raytheon Co.	2,601,760

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2012 (continued)

Shares		Value
	COMMON STOCKS: 95.6% (Continued)
	Industrials: 13.7% (Continued)
43,000	Tyco International
	Ltd	$1,155,410
		19,989,277
Technology: 10.8%
143,300	Corning, Inc.	1,683,775
45,020	Harris Corp.	2,061,016
123,000	Intel Corp.	2,659,875
106,000	Microsoft Corp.	3,024,709
67,000	NCR Corp.*	1,425,760
81,230	Symantec Corp.*	1,477,574
54,350	TE
	Connectivity Ltd	1,748,983
11,755	Visa, Inc.	1,631,124
		15,712,816
Materials: 2.2%
13,500	PPG
	Industries, Inc.	1,580,580
50,000	Teck
	Resources Ltd	1,594,000
		3,174,580
Telecommunication: 3.7%
74,500	AT&T, Inc.	2,576,955
64,400	Verizon
	Communications,
	Inc.	2,874,816
		5,451,771
Utilities: 2.7%
29,000	Nextera
	Energy, Inc.	2,031,740
67,010	Xcel Energy, Inc.	1,893,033
		3,924,773
TOTAL COMMON STOCKS
(Cost $115,799,345)		139,739,907

SHORT-TERM INVESTMENTS: 4.3%
6,279,948	Invesco Short
Term Investment
Trust Treasury
Portfolio,
0.02%^	$6,279,948
TOTAL SHORT-TERM
INVESTMENTS
(Cost $6,279,948)	6,279,948
TOTAL INVESTMENTS
IN SECURITIES: 99.9%
(Cost $122,079,293)	146,019,855
Other Assets in Excess
of Liabilities: 0.1%	125,763
TOTAL NET ASSETS: 100.0%	$146,145,618

* Non-income producing security.
^ Annualized seven day yield as of October 31, 2012.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2012

ASSETS
Investments in securities, at value (cost $122,079,293)
Receivables:	$146,019,855
Dividends and interest	220,014
Fund shares sold	86,437
Prepaid expenses and other assets	36,886
Total assets	146,363,192
LIABILITIES
Payables:
Fund shares redeemed	78,326
Investment advisory fees, net	56,454
Custody fees	3,648
Administration and accounting fees	21,787
Professional fees	24,597
Printing and mailing fees	4,986
Transfer agent fees	6,789
Chief Compliance Officer fees	1,507
Registration fees	173
Service fees payable	17,582
Other accrued expenses	1,725
Total liabilities	217,574
NET ASSETS	$146,145,618

COMPONENTS OF NET ASSETS
Paid-in capital	120,838,200
Undistributed net investment income	1,665,377
Undistributed net realized gain (loss) on investments	(298,521)
Net unrealized appreciation (depreciation) of investments	23,940,562
Net assets	$146,145,618
COMPUTATION OF NET ASSET VALUE
RETAIL CLASS:
Net assets	$82,118,508
Shares of beneficial interest issued and outstanding	5,811,997
Net asset value, offering and redemption price per share	$14.13

INSTITUTIONAL CLASS:
Net assets	$64,027,110
Shares of beneficial interest issued and outstanding	4,522,880
Net asset value, offering and redemption price per share	$14.16

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENT OF OPERATIONS For the Year Ended October 31, 2012

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax of $19,497)	$3,243,766 918
Interest	918
Total investment income	3,244,684
Expenses:
Investment advisory fees	737,364
Service fees -Retail class	208,261
Administration and accounting fees	178,978
Transfer agent fees	53,973
Registration fees	48,119
Professional fees	40,836
Custodian fees	24,758
Reports to Shareholders	13,288
Trustee fees	9,795
Chief Compliance Officer fees	9,344
Insurance expenses	5,096
Miscellaneous expenses	4,139
Total expenses	1,333,951
Less: Expenses waived or reimbursed	(213,646)
Net expenses	1,120,305
Net investment income (loss)	2,124,379

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,584,187
Net realized and unrealized gain (loss) on investments	11,125,981
Net change in unrealized appreciation (depreciation) of investments	13,710,168
Net increase (decrease) in net assets
resulting from operations	$15,834,547

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Period Ended October 31, 2011(1)
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,124,379	$1,579,106
Net realized gain (loss) on investments	2,584,187	2,598,841
Net change in unrealized appreciation or (depreciation) of investments	11,125,981	1,492,627
Net increase (decrease) in net assets resulting from operations	15,834,547	5,670,574

DISTRIBUTIONS TO SHAREHOLDERS
Retail Class:
From net investment income	(1,095,087)	(1,300,118)
From net realized gain on investments	—	—
Institutional Class:
From net investment income	(612,691)	—
From net realized gain on investments	—	—
Total dividends and distributions to shareholders	(1,707,778)	(1,300,118)
Net increase (decrease) in net assets derived from net change in outstanding shares - Retail Class (a)(b)	(8,657,832)	(27,437,944)
Net increase in net assets derived from net change in outstanding shares - Institutional Class (a)	17,337,918	38,782,098
Total increase in net assets from capital share transactions	8,680,086	11,344,154
Total increase (decrease) in net assets	22,806,855	15,714,610

NET ASSETS
Beginning of period	123,338,763	107,624,153
End of period	$146,145,618	$123,338,763
Undistributed net income at end of period	$1,665,377	$1,248,776

(1)	Institutional Class shares commenced operations on September 2, 2011.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(a) Summary of share transactions is as follows:

Summary of share transactions is as follows:

	Year Ended		Period Ended
	October 31, 2012		October 31, 2011(1)
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	1,251,810	$16,743,999	2,059,496	$26,970,593
Reinvested dividends	84,607	1,080,437	75,809	977,930
Shares redeemed (b)	(1,990,903)	(26,482,268)	(4,478,258)	(55,386,467)
Net increase	(654,486)	$(8,657,832)	(2,342,953)	$(27,437,944)
Beginning shares	6,466,483
Ending shares	5,811,997

	Year Ended		Period Ended
	October 31, 2012		October 31, 2011(1)
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	2,155,603	$28,785,781	3,281,554	$39,372,389
Reinvested dividends	17,246	220,058	—	—
Shares redeemed	(882,971)	(11,667,921)	(48,552)	(590,291)
Net increase	1,289,878	$17,337,918	3,233,002	$38,782,098
Beginning shares	3,233,002
Ending shares	4,522,880

(b) Net of redemption fees of $0 for 2012 and $1,607 for 2011.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

RETAIL CLASS

		Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$12.71	$12.22	$11.08	$9.86	$15.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.20	0.22	0.13	0.14	0.13
Net Realized and Unrealized
Gain (Loss) on Investments	1.39	0.42	1.14	1.20	(4.37)
Total from Investment Operations	1.59	0.64	1.27	1.34	(4.24)

LESS DISTRIBUTIONS:
Distributions from
Net Investment Income	(0.17)	(0.15)	(0.13)	(0.12)	(0.16)
Distributions from
Net Realized Gain	—	—	—	—	(0.91)
Total Distributions	(0.17)	(0.15)	(0.13)	(0.12)	(1.07)
Proceeds From Redemption Fees	—	— (2)	— (2)	— (2)	— (2)
Net Asset Value, End of Period	$14.13	$12.71	$12.22	$11.08	$9.86
Total Return	12.64%	5.20%	11.51%	13.91%	(29.83)%
SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$82,119	$82,221	$107,624	$81,962	$57,539
Ratios to Average Net Assets
Expenses Before FeesWaived	1.09%	1.09%	1.14%	1.36%	1.33%
Expenses After FeesWaiver	0.93%	0.95%	0.95%	0.95%	0.99%
Net Investment Income (Loss)	1.49%	1.33%	1.19%	1.62%	1.10%
Portfolio Turnover Rate	26.85%	34.33%	18.29%	44.97%	45.97%

(1) Calculated using average shares outstanding method.
(2) Amount less than $0.01.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

INSTITUTIONAL CLASS

	Year	Period
	Ended	Ended
	October 31,	October 31,
	2012	2011(1)

Net Asset Value, Beginning of Year	$12.72	$12.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(2)	0.24	0.02
Net Realized and Unrealized
Gain (Loss) on Investments	1.38	0.41
Total from Investment Operations	1.62	0.43

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.18)	—
Distributions from Net Realized Gain	—	—
Total Distributions	(0.18)	—
Proceeds From Redemption Fees	—	—	(5)
Net Asset Value, End of Period	$14.16	$12.72
Total Return	12.87%	3.50	%(4)
SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$64,027	$41,118
Ratios to Average Net Assets
Expenses Before FeesWaived	0.84%	0.80	%(3)
Expenses After FeesWaiver	0.68%	0.68	%(3)
Net Investment Income (Loss)	1.74%	1.37	%(3)
Portfolio Turnover Rate	26.85%	34.33	%(4)

(1) Fund Commenced operations on September 2, 2011.
(2) Calculated using average shares outstanding method.
(3) Annualized.
(4) Not annualized.
(5) Amount less than $0.01.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2012

NOTE 1 – ORGANIZATION

    The Becker Value Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (The “1940 Act”) as an open-end investment management company.  Prior to converting to the Trust on August 27, 2012, the Fund was organized under Unified Series Trust.  The Fund commenced operations on November 3, 2003.  The investment objective of the Fund is to provide long-term capital appreciation.

    The Fund offers Retail and Institutional Class shares.  Retail Class shares were first offered to the public on November 3, 2003 and Institutional Class shares were first offered to the public on September 2, 2011. Each class of shares has equal rights as to earnings and assets except that Retail Class shares bear service expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2012

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.   Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of October 31, 2012, the Fund did not hold fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2012 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012:

	Level 1	Level 2	Level 3	Total

Common
Stocks ^	$139,739,907	$—	$—	$139,739,907
Short-Term
Investment	6,279,948	—	—	6,279,948
	$146,019,855	$ —	$—	$146,019,855

^ See Schedule of Investments for industry breakout.

There were no transfers into or out of Level 1, 2, or 3 during the year ended October 31, 2012 for the Fund.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.  The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2012 (Continued)

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.  Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  As of October 31, 2012, the Becker Value Equity Fund has no post-October losses.  At October 31, 2012 Becker Value Equity Fund had capital loss carry-forwards of $216,587.  This capital loss carry-forward amount expires in 2017.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the tax positions of the Fund, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2009-2011 for Becker Value Equity Fund or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2012 (Continued)

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  The Fund has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

J.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relation to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  There were no adjustments made for the period ended October 31, 2012.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2012 (Continued)

K.
Recently Issued Accounting Pronouncements.  In December 2011, the FASB issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Becker Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.55% based upon the average daily net assets of the Fund.  For the year ended October 31, 2012, the Fund incurred $737,364 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.68% and 0.93% for the Institutional Class and Retail Class shares, respectively, of each Class’s average daily net assets.  The contract’s term expires February 28, 2014.  At October 31, 2012, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Becker Value Equity Fund that may be recouped was $565,281.  The Advisor may recover a portion of the above amount no later than the dates as stated below:

	October 31,
	2013	2014	2015
Becker Value Equity Fund	$184,157	$167,478	$213,646

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the year ended October 31, 2012, the Fund incurred $104,446 in administration fees under Huntington Asset Services, Inc. and $12,109 under U.S. Bancorp Fund Services, LLC.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator. For the year ended October 31, 2012, the Fund was allocated $7,363 of the Trust’s Chief Compliance Officer Fee under Huntington Asset Services, Inc. and $1,981 under U.S. Bancorp Fund Services, LLC.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2012 (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Shareholder Services Plan with respect to Retail Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Retail Class shares to the Advisor to compensate financial intermediaries who provide administrative services to the Retail Class shareholders.  Financial intermediaries eligible to receive payments under the Shareholder Services Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that provide administrative and shareholder account services to Retail Class shareholders.  The Plan requires that the Fund, its distributor and/or the Advisor enter into a written agreement with a financial intermediary describing the administrative services to be provided to the Fund’s Retail Class shareholders before the Advisor can compensate the financial intermediary pursuant to the Shareholder Services Plan.  For the period ended October 31, 2012, the Retail Class incurred Service fees of $208,261.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2012, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $42,640,772 and $33,992,147, respectively.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2012 (Continued)

    There were no purchases or sales of long-term U.S. Government securities for the year ended October 31, 2012.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

    The tax character of distributions paid during the fiscal years ended October 31, 2012 and 2011 were as follows:

	2012	2011
Ordinary Income	$1,707,778	$1,300,118

    As of October 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$122,161,226
Gross tax unrealized appreciation	26,129,724
Gross tax unrealized depreciation	(2,271,095)
Net tax unrealized appreciation	$23,858,629
Undistributed ordinary income	1,665,377
Undistributed long-term capital gain	—
Total distributable earnings	1,665,377
Other accumulated gain (loss)	(216,587)
Total accumulated gain (loss	$25,307,419

NOTE 6 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  The maximum amount available was $6,000,000.  Advances are not collateralized by a first lien against the Fund’s assets.  During year ended October 31, 2012, Becker Value Equity Fund did not utilize its line of credit facility.

Becker Value Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Becker Value Equity Fund and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of Becker Value Equity Fund, a series of Professionally Managed Portfolios (the Trust), including the schedule of investments, as of October 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statements of changes in net assets for the year ended October 31, 2011 and the financial highlights for the periods prior to October 31, 2012 have been audited by other auditors, whose report dated December 30, 2011 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Becker Value Equity Fund as of October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 26, 2012

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 13 and 14, 2012, the Board (which is comprised of four persons who are Independent Trustees, as defined under the Investment Company Act and one Interested Trustee) considered and approved the Investment Advisory Agreement for the Becker Value Equity Fund, a series of Professionally Managed Portfolios, with Becker Capital Management, Inc. (the “Advisor” or “Becker”).  At this meeting and at a prior meeting held on May 14 and 15, 2012, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services to be provided by the Advisor to the Fund under the Investment Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Investment Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of Becker’s overall services to be provided to the Fund.  The Board considered Becker’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at Becker that would be involved with the Fund.  The Board reviewed the proposed services Becker would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of additional fees by Becker or its affiliates.  The Trustees also considered the structure of Becker’s compliance procedures and the trading capability of Becker.  After reviewing Becker’s compliance policies and procedures, including Becker’s proposal with respect to risk oversight of the Fund, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Trustees also considered the services that had been provided by the Advisor to the Unified Series Trust.  The Board considered that the Fund would be substantially similar from an investment objective and policy perspective to an existing series of the Unified Series Trust.  The Board concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Investment Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

2.
The Fund’s historical year-to-date performance and the overall performance of the Fund. As the Fund was newly created, the Board was unable to review the performance of the Fund. The Board did consider the Advisor’s performance history with respect to the existing series of Unified Series Trust. In assessing the quality of the portfolio management that would be delivered by the Advisor to the Fund, the Board reviewed the performance of the former Becker Value Equity Fund on both an absolute basis, and in comparison to its peer funds as classified by Morningstar. The Board noted that the former Becker Value Equity Fund’s performance was in line with its benchmark over the short and long term. The Trustees also considered any differences in the performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

3.
Costs of Services Provided and Profits Realized by Becker. The Board noted that the proposed advisory fee as a percentage of average daily net assets was 0.55% for the Fund. The Board also noted that Becker agreed to enter into an agreement to limit the expenses of the Fund to 0.93% and 0.68% for the Retail Class and Institutional Class shares, respectively, of average daily net assets. The Board concluded that the fees to be received by Becker were fair and reasonable.

    The Trustees took into consideration the services Becker provided to its separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund. The Trustees found that the fees charged to the Fund were in line with the fees charged by the Advisor to its separately managed accounts.

4.
Economies of Scale. The Board also considered that economies of scale could be expected to be realized by the Advisor as the assets of the Fund grow. The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Trustees discussed the likely overall profitability of Becker from managing the Fund. In assessing possible profitability, the Trustees reviewed Becker’s financial information and took into account both the likely direct and indirect benefits to Becker from advising the Fund. The Trustees concluded that Becker’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, Becker would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

No single factor was determinative of the Board’s decision to approve the Investment Advisory Agreement, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable. The Board therefore determined that the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

Becker Value Equity Fund

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address And Age	Position With the Trust (1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
		Independent Trustees of the Trust

Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term Since May 1991.	President, Talon 2 Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	2	Trustee, PNC Funds, Inc.
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	2	The Dana Foundation; The Univ. of Virginia Law School Fdn.

Becker Value Equity Fund

Name, Address And Age	Position With the Trust (1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	2	None.
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	2	Independent Trustee, The Managers Funds, Managers AMG Funds, Aston Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.
Interested Trustee and Officers of the Trust
Eric W. Falkeis(3) (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	President Trustee	Indefinite Term; Since January 2011. Indefinite Term; Since September 2011.	Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC since 1997.	2	None.
Patrick J. Rudnick (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since November 2009.	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	Not Applicable.	Not Applicable.

Name, Address And Age	Position With the Trust (1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007;	Not Applicable	Not Applicable
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti- Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Senior Vice President and Compliance Officer, U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within theTrust for investment purposes.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act. Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who actsas principal underwriter to the series of the Trust.

Becker Value Equity Fund

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 551-3998. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available without charge, upon request, by calling (800) 551-3998. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

The Fund files their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 551-3998. The Fund discloses its quarter-end portfolio holdings on its website at www.beckercap.com within 60 business days after the quarter-end. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (800) 551-3998 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Becker Value Equity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public personal information about you from the following sources:

    •   Information we receive about you on applications or other forms;
    •   Information you give us verbally; and/or
    •   Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Investment Advisor
BECKER CAPITAL MANAGEMENT, INC.
1211 SW Fifth Avenue
Suite 2185
Portland, OR 97204

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL HASTINGS LLP
75 E. 55th Street, Floor 15
New York, NY 10022

Becker Value Equity Fund
	Ticker	CUSIP
Retail Class	BVEFX	74316J516
Institutional Class	BVEIX	74316J490

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Becker Value Equity Fund
	FYE 10/31/2012	FYE 10/31/2011
Audit Fees	$17,500	$11,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	$300

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Becker Value Equity Fund
FYE 10/31/2012
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Becker Value Equity Fund
Non-Audit Related Fees	FYE 10/31/2012
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Porfolios

By (Signature and Title)*                /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date             1/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date             1/9/2013

By (Signature and Title)*                /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date             1/4/2013

* Print the name and title of each signing officer under his or her signature.